                                                                   EXHIBIT 10.24


                         UNDERTAKING OF CERTAIN ACTIONS

         UNDERTAKING OF CERTAIN ACTIONS (this "Undertaking"), dated as of
July 20, 1999, made by Long Distance International Inc. in favor of Fred DeLuca.

         The undersigned, Long Distance International Inc. ("LDI"), in order to induce Fred DeLuca and/or his affiliates to make a Term Loan to LDI Acquisition Sub Inc. pursuant to that certain Term Loan Agreement dated as of July 20, 1999, undertakes, covenants and agrees that, for so long as any Term Loans made by Mr. DeLuca and/or his affiliates are outstanding:

         (a) BOARD REPRESENTATION. Mr. DeLuca will have the right to serve or to designate another person to serve as a member of the board of directors of LDI.

         (b) STRATEGIC SERVICES. (1) LDI will provide strategic services in telecommunications and telecommunications opportunities (e.g., re-selling of long distance services, calling cards, data services) to Mr. DeLuca or his controlled companies at a price equal to the lower of cost plus 8% or on a "most favored nations basis," if applicable, and on terms and conditions to be negotiated in good faith, and, (2) to the extent LDI has not sold its U.S. operations, will provide to Mr. DeLuca or his controlled companies access to the U.S. network, platform and all of the Company's right, title and interest in and to the U.S. licenses of LDI and will allow Mr. DeLuca or his controlled companies to assume all or any portion of such network, platform and licenses, subject to any applicable regulatory approvals at no cost to Mr. DeLuca but subject to the assumption of any liabilities or obligations accruing after the date of assumption.

         (d) MOST FAVORED NATIONS. If LDI or LDI Acquisition provides to other investors more favorable terms in the current round of financing pursuant to which Mr. DeLuca and/or his affiliates extending a Term Loan, then Mr. DeLuca and/or his affiliates will receive the benefit of such more favorable terms.

This Undertaking will be governed by the laws of the State of New York, without giving effect to principles of conflicts of laws.

IN WITNESS WHEREOF, the undersigned have executed this Undertaking as of the date first above written.

LONG DISTANCE INTERNATIONAL INC.

By: /s/ David R. Hess
    -------------------------------
    David R. Hess
    Chief Executive Officer







































                SIGNATURE PAGE TO UNDERTAKING OF CERTAIN ACTIONS